Income Taxes	12 Months Ended
Dec. 31, 2019
Income Tax Disclosure [Abstract]
Income Taxes

Note 24: Income Taxes
Table 24.1 presents the components of income tax expense.

Table 24.1: Income Tax Expense

	Year ended December 31,
(in millions)	2019	2018	2017
Current:
Federal	$5,244	2,382	3,507
State and local	2,005	1,140	561
Non-U.S.	154	170	183
Total current	7,403	3,692	4,251
Deferred:
Federal	(2,374)	1,706	156
State and local	(863)	236	564
Non-U.S.	(9)	28	(54)
Total deferred	(3,246)	1,970	666
Total	$4,157	5,662	4,917

The tax effects of our temporary differences that gave rise to significant portions of our deferred tax assets and liabilities are presented in Table 24.2.

Table 24.2: Net Deferred Tax Liability (1)

	Dec 31,	Dec 31,
(in millions)	2019	2018
Deferred tax assets
Allowance for credit losses	$2,587	2,644
Deferred compensation and employee benefits	2,969	2,893
Accrued expenses	874	815
PCI loans	69	467
Basis difference in debt securities	690	98
Net unrealized losses on debt securities	—	1,022
Net operating loss and tax credit carry forwards	363	366
Other	1,207	1,272
Total deferred tax assets	8,759	9,577
Deferred tax assets valuation allowance	(306)	(315)
Deferred tax liabilities
Mortgage servicing rights	(3,080)	(3,475)
Leasing	(4,413)	(4,271)
Basis difference in investments	(1,626)	(1,301)
Mark to market, net	(4,146)	(7,252)
Intangible assets	(511)	(427)
Net unrealized gains on debt securities	(504)	—
Insurance reserves	(561)	(696)
Other	(890)	(831)
Total deferred tax liabilities	(15,731)	(18,253)
Net deferred tax liability (2)	$(7,278)	(8,991)

(1)	Prior period amounts have been revised to conform with the current period presentation.

(2)	The net deferred tax liability is included in accrued expenses and other liabilities.
Deferred taxes related to net unrealized gains (losses) on debt securities, net unrealized gains (losses) on derivatives, foreign currency translation, and employee benefit plan adjustments are recorded in cumulative OCI. In 2018, we reclassified $400 million from cumulative OCI to retained earnings to update amounts to an appropriate tax rate under the Tax Act. See Note 26 (Other Comprehensive Income) for more information.
We have determined that a valuation allowance is required for 2019 in the amount of $306 million, predominantly attributable to deferred tax assets in various state and non-U.S. jurisdictions where we believe it is more likely than not that these deferred tax assets will not be realized. In these jurisdictions, carry back limitations, lack of sources of taxable income, and tax planning strategy limitations contributed to our conclusion that the deferred tax assets would not be realizable. We have concluded that it is more likely than not that the remaining deferred tax assets will be realized based on our history of earnings, sources of taxable income in carry back periods, and our ability to implement tax planning strategies.
At December 31, 2019, we had net operating loss carry forwards with related deferred tax assets of $363 million. If these carry forwards are not utilized, they will mostly expire in varying amounts through December 31, 2039.
We do not intend to distribute earnings of certain non-U.S. subsidiaries in a taxable manner, and therefore intend to limit distributions of non-U.S. earnings previously taxed in the U.S., that would qualify for the 100% dividends received deduction, and that would not result in any significant state or non-U.S. taxes. All other undistributed non-U.S. earnings will continue to be permanently reinvested outside the U.S. and the related tax liability on these earnings is insignificant.
Table 24.3 reconciles the statutory federal income tax expense and rate to the effective income tax expense and rate. Our effective tax rate is calculated by dividing income tax expense by income before income tax expense less the net income from noncontrolling interests.

Table 24.3: Effective Income Tax Expense and Rate

	December 31,
	2019		2018		2017
(in millions)	Amount	Rate	Amount	Rate	Amount	Rate
Statutory federal income tax expense and rate	$4,978	21.0%	$5,892	21.0%	$9,485	35.0%
Change in tax rate resulting from:
State and local taxes on income, net of federal income tax benefit	896	3.8	1,076	3.9	926	3.4
Tax-exempt interest	(460)	(2.0)	(494)	(1.8)	(812)	(3.0)
Tax credits	(1,715)	(7.2)	(1,537)	(5.5)	(1,419)	(5.2)
Non-deductible accruals	653	2.7	236	0.8	1,320	4.9
Tax reform	—	—	164	0.6	(3,713)	(13.7)
Other	(195)	(0.8)	325	1.2	(870)	(3.3)
Effective income tax expense and rate	$4,157	17.5%	$5,662	20.2%	$4,917	18.1%

All three years include income tax expense related to non-tax-deductible litigation accruals. The 2019 and 2018 effective tax rates reflect the reduction in the U.S. federal statutory income tax rate from 35% to 21% resulting from the Tax Cuts & Jobs Act (Tax Act). The 2018 effective tax rate also reflected the reconsideration of reserves for state income taxes following the U.S. Supreme Court opinion in South Dakota v. Wayfair, Inc. as well as $164 million of income tax expense resulting from the final re-measurement of our initial estimates for the impacts of the Tax Act. The 2017 effective income tax rate included an estimated impact of the Tax Act, including a benefit of $3.9 billion resulting from the re-measurement of the Company’s estimated net deferred tax liability as of December 31, 2017, partially offset by $173 million of income tax expense for the estimated deemed repatriation of the Company’s previously undistributed non-U.S. earnings.
Table 24.4 presents the change in unrecognized tax benefits.

Table 24.4: Change in Unrecognized Tax Benefits

	Year ended December 31,
(in millions)	2019	2018
Balance at beginning of year	$5,750	5,167
Additions:
For tax positions related to the current year	123	393
For tax positions related to prior years	91	503
Reductions:
For tax positions related to prior years	(378)	(262)
Lapse of statute of limitations	(5)	(7)
Settlements with tax authorities	(123)	(44)
Balance at end of year	$5,458	5,750

Of the $5.5 billion of unrecognized tax benefits at December 31, 2019, approximately $3.8 billion would, if recognized, affect the effective tax rate. The remaining $1.7 billion of unrecognized tax benefits relates to income tax positions on temporary differences.
We recognize interest and penalties related to unrecognized tax benefits as a component of income tax expense. As of December 31, 2019 and 2018, we have accrued approximately $998 million and $968 million, respectively, for the payment of interest and penalties. In 2019, we recognized in income tax expense a net tax expense related to interest and penalties of $35 million. In 2018, we recognized in income tax expense a net tax expense related to interest and penalties of $200 million.
We are subject to U.S. federal income tax as well as income tax in numerous state and non-U.S. jurisdictions. We are routinely examined by tax authorities in these various jurisdictions. The IRS is currently examining the 2015 through 2016 consolidated U.S. federal income tax returns of Wells Fargo & Company and its subsidiaries. In addition, we are currently subject to examination by various state, local and non-U.S. taxing authorities. With few exceptions, Wells Fargo and its subsidiaries are not subject to federal, state, local and non-U.S. income tax examinations for taxable years prior to 2007.
We are litigating or appealing various issues related to prior IRS examinations for the periods 2003 through 2014. For the 2003 through 2006 periods, we have paid the IRS the contested income tax and interest associated with these issues and refund claims have been filed for the respective years. It is possible that one or more of these examinations, appeals or litigation may be resolved within the next twelve months resulting in a decrease of up to $1.3 billion to our gross unrecognized tax benefits.